Exhibit 10.73

Amendment Number One

to the

American General Corporation

Supplemental Executive Retirement Plan

Amendment made this 30th day of December, 2008 to the American General Corporation Supplemental Executive Retirement Plan (the “Plan”), as amended to date, pursuant to the authority reserved in Article 5.1 thereof.

WHEREAS, benefit accruals under the Plan were frozen as of December 31, 2002 with respect to certain Executives and as of August 29, 2004 with respect to certain other Executives, as hereinafter described; and

WHEREAS, AIG Life Holdings (US), Inc. formerly known as American General Corporation (the “Company”) wishes, by adoption of this Amendment Number One, to ratify and confirm the cessation of accruals as of December 31, 2002 or as of August 29, 2004, as hereinafter described.

NOW THEREFORE, the Plan is amended as follows:

1.                                      Section 2.6 of the Plan is deleted in its entirety effective August 29, 2004.

2.                                      The definition of “Final Average Compensation” in Article VI of the Plan is amended by the addition of the following to the end thereof:

“Notwithstanding the foregoing, an Executive’s Final Average Compensation shall be determined as if the Executive terminated employment (other than by reason of Section 2.6) on December 31, 2002 if the Executive is listed in Colunm A of Exhibit B or as of August 29, 2004 if the Executive is listed in Column B of Exhibit B.”

3.                                      The definition of “Qualified Plan Benefit” in Article VI of the Plan is amended by the addition of the following to the end thereof:

“Notwithstanding the foregoing, an Executive’s Qualified Plan Benefit shall mean the aggregate annual retirement benefit as of December 31, 2002 (if the Executive is listed in Column A of Exhibit B) or as of August 29, 2004 (if the Executive is listed in Column B of Exhibit B) payable to the Executive at age sixty-five (65) from the Qualified Plan in the form of a single life annuity, adjusted under the actuarial equivalent factors of the Qualified Plan to a single life annuity with a ten-year term certain as of the date payment of the Retirement Benefit hereunder commences and reduced under the terms of the Qualified Plan for early commencement if payment of the Retirement Benefit hereunder commences prior to the Executive’s attainment of age 65.”

4.                                      The definition of “Restoration Plan Benefit” in Article VI of the Plan is amended by the addition of the following to the end thereof:

“Notwithstanding the foregoing, an Executive’s Restoration Plan Benefit shall mean the aggregate annual retirement benefit as of December 31, 2002 (if the Executive is listed in Column A of Exhibit B) or as of August 29, 2004 (if the Executive is listed in Column B of Exhibit B) payable to the Executive at age sixty-five (65) from the Restoration Plan in the form of a single life annuity, adjusted under the actuarial equivalent factors of the Restoration Plan to a single life annuity with a ten-year term certain as of the date payment of the Retirement Benefit hereunder commences and reduced under the terms of the Restoration Plan for early commencement if payment of the Retirement Benefit hereunder commences prior to the Executive’s attainment of age 65.”

5.                                      The definition of “Social Security Benefit” in Article VI of the Plan is amended by the addition of the following to the end thereof:

“Notwithstanding the foregoing, the Executive’s Social Security Benefit shall be determined under the Social Security Act as in effect in 2002 and reflecting compensation at the 2002 level through the Executive’s Normal Retirement Date if the Executive is listed in Column A of Exhibit B. Notwithstanding the foregoing, the Executive’s Social Security Benefit shall be determined under the Social Security Act as in effect in 2004 and reflecting compensation at the 2004 level through the Executive’s Normal Retirement Date if the Executive is listed in Column B of Exhibit B.”

6.                                      The definition of “Years of Service” in Article VI of the Plan is amended by the addition of the following to the end thereof:

“Notwithstanding the foregoing, an Executive’s Years of Service shall not reflect employment with the Company after December 31, 2002 if the Executive is listed in Column A of Exhibit 13 or after August 29, 2004 if the Executive is listed in Column B of Exhibit B except for purposes of determining if the Executive is eligible for Early Retirement.”

7.                                      In order to record the participants who have a frozen accrued benefit as of December 31, 2002 or as of August 29, 2004, the Plan is amended by the addition of Exhibit B attached hereto.